Goodwill And Other Intangible Assets	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Other Intangible Assets

(5)   Goodwill and other intangible assets

We are required to review goodwill and indefinite-lived intangible assets annually for impairment. Goodwill impairment is tested at the graphite electrodes reporting unit level on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

The following tables represent the changes in the carrying value of goodwill and intangibles for the six months ended June 30, 2018:

Goodwill

(Dollars in thousands)
Balance as of December 31, 2017	$171,117
Adjustments	—

Balance as of June 30, 2018	$171,117

Intangible assets

	As of June 30, 2018			As of December 31, 2017

	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount

	(Dollars in Thousands)
Trade name	$22,500	$(6,629)	$15,871	$22,500	$(5,512)	$16,988
Technological know-how	55,300	(20,502)	34,798	55,300	(17,265)	38,035
Customer—related intangible	64,500	(12,859)	51,641	64,500	(10,637)	53,863

Total finite-lived intangible assets	$142,300	$(39,990)	$102,310	$142,300	$(33,414)	$108,886

Amortization expense of acquired intangible assets was $6.6 million and $6.9 million in the six months ended June 30, 2018 and 2017, respectively. Estimated amortization expense will approximate $6.3 million in the remainder of 2018, $12.2 million in 2019, $11.4 million in 2020, $10.7 million in 2021 and $10.1 million in 2022.

(6)   Goodwill and other intangible assets

We are required to review goodwill and indefinite-lived intangible assets annually for impairment. Goodwill impairment is tested at the reporting unit level on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. For the years ended December 31, 2017 and 2016, an assessment for potential impairment was performed and an impairment adjustment was not required.

We received notice, in March 2015, that the market prices for needle coke were decreasing 18%, effective for the second quarter of 2015. This decline compressed our margins for needle coke products versus our annual plan assumptions. We determined that this change, which was driven by overcapacity in the market, indicated that the needle coke industry was facing a deeper and longer trough than previously expected. As such, we considered the additional price change as a triggering event for our Needle coke reporting unit and tested its goodwill for impairment as of March 31, 2015. In the first step of the analysis, we compared the estimated fair value of the reporting unit to its carrying value, including goodwill. The fair value of the reporting unit was determined based on an income approach, using a discounted cash-flow ("DCF") model from a market participant's perspective. The estimated future cash-flows were updated versus the year-end analysis to reflect the expectation of a longer trough. A discount rate of 10.5% was applied to the forecasted cash-flows and is based on a weighted average cost of capital ("WACC"). Company specific beta and mix of debt to equity are inputs into the determination of the WACC, which is then qualitatively assessed from the standpoint of potential market participants. Based on the step one analysis described earlier, the fair value of the needle coke reporting unit was below its carrying value, resulting in a step two analysis and consequently the full impairment of the needle coke goodwill, resulting in a charge of $35.4 million.

As a result of our acquisition by Brookfield, our goodwill and intangibles were revalued as of August 15, 2015. See Note 2 "Preferred share issuance and merger" for description of the Merger and the results of purchase price accounting.

The following table represents the changes in the carrying value of goodwill and intangibles from December 31, 2015 through December 31, 2017:

Total

(Dollars in thousands)
Balance as of December 31, 2015	$172,059
Adjustments (See Note 2)	1,058
Goodwill transferred to discontinued operations	(2,000)

Balance as of December 31, 2016	$171,117
Adjustments	—

Balance as of December 31, 2017	$171,117

The following table summarizes acquired intangible assets with determinable useful lives by major category which are included in "Other Assets" on our consolidated balance sheets:

	As of December 31, 2017			As of December 31, 2016

	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount

	(Dollars in thousands)
Trade name	$22,500	$(5,512)	$16,988	$22,500	$(3,235)	$19,265
Technology and know-how	55,300	(17,265)	38,035	55,300	(10,397)	44,903
Customer related intangible	64,500	(10,637)	53,863	64,500	(6,177)	58,323

Total finite-lived intangible assets	$142,300	$(33,414)	$108,886	$142,300	$(19,809)	$122,491

Amortization expense of intangible assets was $13.6 million and $14.3 million in 2017 and 2016, respectively. Amortization expense of intangible assets was $5.5 million in the period August 15 through December 31, 2015 and $10.5 million in the period January 1 through August 14, 2015. Estimated annual amortization expense for the next five years will approximate $12.9 million in 2018, $12.2 million in 2019, $11.4 million in 2020, $10.7 million in 2021 and $10.1 million in 2022.